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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-57083 and 333-369339) of AirTouch Communications, Inc. of our report dated June 28, 1999 relating to the financial statements of AirTouch Communications Retirement Plan, which appears in this Form 11-K.


/s/ PricewaterhouseCoopers LLP

San Francisco, California
July 12, 2000